                               SECURITY CAPITAL

                                   [PICTURE]

                          EUROPEAN REAL ESTATE SHARES

                            2000 SEMIANNUAL REPORT


                                    [LOGO]
                               SECURITY CAPITAL

     SECURITY CAPITAL
     EUROPEAN REAL ESTATE SHARES
--------------------------------------------------------------------------------

     Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

     TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

     Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return of -0.6% for the first half of 2000, as compared to 1.3% for its benchmark, the Salomon Smith Barney-European Property Index.

     A consistent drag on European stock returns denominated in U.S. Dollar terms was the persistent strength of the U.S. Dollar versus the European currencies. In the first half of 2000, the Euro lost over 500 basis points. The British Pound lost over 600 basis points and the Swedish Krona was down over 300 basis points. The overall impact during the first half of 2000 from currency effects on the stated returns for SC-European Real Estate Shares was approximately -550 basis points.

     The gross domestic product ("GDP") growth forecasts for Europe continue to be revised upwards. The Eurozone GDP forecast for 2000 and 2001 is 3.5% compared to 2.3% in 1999. The United Kingdom is expected to grow at 3.1% and 2.7% in 2000 and 2001 respectively, compared to growth of 2.1% in 1999. This acceleration in growth together with limited supply should provide good support for continuously increasing rental and capital values for most property markets. Current pricing of most European real estate companies still suggests a recession or overbuilding scenario in the near future. We believe that investors will become more comfortable with higher valuation levels as companies continue to report strong cash flow and growth in net asset values ("NAV"). We believe European real estate stocks will follow the recent trend in the United States, where stronger internal growth and increasing investor interest led the Wilshire Real Estate Securities Index up over 25% year-to-date through July 31, 2000.

     We are continuing to emphasize companies with large, well-conceived development pipelines that may lead to significantly faster NAV growth over the next three years. The Euro is trading now almost 20% lower than at its inception 18 months ago. The interest rate and economic growth differential between the United States and the Eurozone explain some of the Euro weakness. We believe that with accelerating growth in Europe and a possible soft landing in the United States, there is a good chance for a strengthening European currency.

     We appreciate your continued support.

     Sincerely,


     /s/ Anthony R. Manno Jr.                       /s/ Kenneth D. Statz

     Anthony R. Manno Jr.                           Kenneth D. Statz
     President                                      Managing Director

     FUND PERFORMANCE
--------------------------------------------------------------------------------

     The Fund's performance compared to a frequently used performance benchmark is shown below.

     COMPARATIVE RETURNS

     Average Annual Total Returns
     Period Ended June 30, 2000

                                                                                   Since Inception
                                               Year-to-Date        One-Year        (6/30/98-6/30/00)
                                             --------------------------------------------------------
     SC-European Real Estate Shares                 -0.6%             -4.3%            3.4%
     ------------------------------------------------------------------------------------------------
     Salomon Smith Barney-
     European Property Index/1/                      1.3%             -2.0%           -2.4%

     Past performance is not indicative of future results. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Salomon Smith Barney European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

     GROWTH OF A $10,000 INVESTMENT

     Period from June 30, 1998 to June 30, 2000

     [GRAPH]

                                   SSB-
                 SC-            European
              European          Index/1/
30-Jun-98        $10,000          $10,000
July             $10,020          $ 9,356
August           $10,050          $ 8,933
September        $10,210          $ 9,364
October          $10,390          $ 9,102
November         $10,340          $ 9,078
December         $10,325          $ 9,160
January 1999     $10,084          $ 8,933
February         $10,175          $ 9,156
March            $10,712          $ 9,278
April            $10,954          $ 9,511
May              $11,156          $ 9,656
June             $11,165          $ 9,718
July             $11,774          $10,198
August           $11,825          $10,195
September        $11,662          $10,026
October          $11,235          $ 9,676
November         $10,879          $ 9,528
December         $10,750          $ 9,401
January 2000     $10,185          $ 8,976
February         $ 9,545          $ 8,447
March            $10,236          $ 8,957
April            $10,038          $ 8,868
May              $10,122          $ 8,943
June             $10,688          $ 9,522



1 - SSB-European Index is an abbreviation for the Salomon Smith Barney European
    Property Index.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     SCHEDULE OF INVESTMENTS-JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

       Shares                                             Market Value
       ---------------------------------------------------------------
                COMMON STOCKS - 96.9%
                UNITED KINGDOM - 42.4%
        70,000  Land Securities, PLC                      $    836,744
       500,000  Burford Holdings, PLC                          735,745
       133,799  Chelsfield, PLC                                651,893
       100,000  Slough Estates, PLC                            552,675
        80,000  Hammerson, PLC                                 535,032
        60,000  Frogmore Estates, PLC                          451,660
        95,000  Development Securities, PLC                    403,203
        50,000  Pillar Property, PLC                           253,444
                                                          ------------
                                                             4,420,396

                SPAIN - 13.8%
        42,915  Prima Inmobilaria, SA                          438,389
        60,000  Vallerhermoso, SA                              358,013
        20,000  Metrovacesa, SA                                336,055
       218,500  Filo, SA/1/                                    308,731
                                                          ------------
                                                             1,441,188

                SWEDEN - 9.3%
        50,000  Castellum, AB                                  538,549
        25,000  Tornet Fastighets, AB                          327,381
        29,000  Hufvudstaden, AB                               104,886
                                                          ------------
                                                               970,816

                FRANCE - 8.8%
         4,000  Kleipierre                                     366,605
         8,000  Accor, SA                                      327,882
         1,579  Societe Immobiliere de Location pour
                l'Industrie et le Commerce (Silic)             226,121
                                                          ------------
                                                               920,608

                IRELAND - 6.2%
       110,000  Green Property, PLC                            645,855

                GERMANY -4.8%
        39,363  IVG Holding, AG                                503,570

                NETHERLANDS -3.8%
        10,000  Rodamco North America, NV                      394,291

                      See notes to the financial statements.                   3

--------------------------------------------------------------------------------

       Shares                                                   Market Value
       ---------------------------------------------------------------------

                  FINLAND - 3.2%
          88,600  Sponda Oyj                                         334,116

                  PORTUGAL - 2.5%
          20,022  Sonae Imobiliaria, SA                              255,377

                  SWITZERLAND - 2.1%
           1,450  MAAG Holding, AG                                   213,327

                  Total common stocks
                  (cost $10,292,633)/2/                          $10,099,544
                                                                 -----------
                  Total investments - 96.9%
                  (cost $10,292,633)                              10,099,544

                  Other assets in excess of liabilities - 3.1%       318,846
                                                                 -----------
                  Net assets - 100.0%                            $10,418,390
                                                                 ===========


       /1/  Non income producing security.
       /2/ Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows: Diversified Real Estate 63.4%, Real Estate Development 28.2% and Industrial 5.3%.

                    See notes to the financial statements.                     4

        SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
        STATEMENT OF ASSETS AND LIABILITIES-JUNE 30, 2000
        (UNAUDITED)
--------------------------------------------------------------------------------

        ASSETS:
          Investments, at market value
          (cost $10,292,633)                                                         $10,099,544
          Cash                                                                           444,243
          Receivable for fund shares sold                                                  1,000
          Receivable for investment securities sold                                        1,127
          Dividend receivable                                                             70,540
          Deferred organization costs                                                     37,222
          Receivable from investment adviser                                              18,035
          Other assets                                                                    20,467
                                                                                     -----------
          Total assets                                                                10,692,178
                                                                                     -----------

        LIABILITIES:
          Payable to distributor                                                           2,131
          Payable for investment securities purchased                                    222,748
          Accrued expenses and other liabilities                                          48,909
                                                                                     -----------
          Total liabilities                                                              273,788
                                                                                     -----------
             Net assets                                                              $10,418,390
                                                                                     ===========

        NET ASSETS CONSIST OF:
          Capital stock                                                              $11,005,440
          Undistributed net investment income                                             74,500
          Accumulated undistributed net realized loss on investments
           and foreign currency transactions                                            (474,981)
          Net unrealized depreciation on investments and foreign currency               (186,569)
                                                                                     -----------
          Total net assets                                                           $10,418,390
                                                                                     ===========

          Shares outstanding (50,000,000 shares of $0.01 par value authorized)         1,026,446
          Net asset value and redemption price per share                             $     10.15
                                                                                     ===========

                      See notes to the financial statements.                   5

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     STATEMENT OF OPERATIONS-PERIOD ENDED JUNE 30, 2000
     (UNAUDITED)
-------------------------------------------------------------------------------

     INVESTMENT INCOME:                                          $ 197,549
       Dividend income/1/                                           18,735
       Interest income                                           ---------
                                                                   216,284
       Total investment income                                   ---------

     EXPENSES:                                                      42,343
       Investment advisory fee                                      12,454
       Distribution expense                                            996
       Administration fee                                           39,782
       Sub-administration fee                                       59,888
       Transfer agent, custody and accounting costs                  1,854
       Federal and state registration                               31,824
       Professional fees                                             3,482
       Shareholders reports and notices                             11,934
       Directors' fees and expenses                                  6,193
       Amortization of organization costs                              168
       Other                                                     ---------
                                                                   210,918
       Total expenses before reimbursement                       ---------
                                                                  (138,687)
       Less: Reimbursement from adviser                          ---------
                                                                    72,231
       Net expenses                                              ---------
                                                                   144,053
          Net investment income                                  =========

     REALIZED AND UNREALIZED loss ON INVESTMENTS:
       Net realized loss on investments                           (130,379)
       Net realized loss foreign currency transactions             (35,800)
       Change in unrealized appreciation on investments            (44,701)
        and foreign currency                                     ---------
       Net realized and unrealized loss on investments            (210,880)
                                                                 ---------
          Net decrease in net assets resulting from operations   $ (66,827)
                                                                 =========

/1/ Net of foreign withholding taxes of $49,653.

                     See notes to the financial statements.                    6

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Six months ended
                                                                June 30, 2000       Year ended
                                                                 (Unaudited)       Dec. 31, 1999
     -------------------------------------------------------------------------------------------
     OPERATIONS:
       Net investment income                                     $   144,053        $   216,695
       Net realized loss on investments                             (130,379)           (22,621)
       Net realized loss on foreign currency transactions            (35,800)           (52,858)
       Change in unrealized depreciation on investments              (44,701)          (223,809)
                                                                 ------------------------------
       Net decrease in net assets resulting from operations          (66,827)           (82,593)

     CAPITAL SHARE TRANSACTIONS:
       Proceed from shares sold                                       15,059         10,056,961
       Shares issued to holders in reinvestment of dividends              --              1,923
       Cost of shares redeemed                                       (59,919)        (5,000,963)
                                                                 ------------------------------
       Net increase (decrease) in net assets from capital
        share transactions                                           (44,860)         5,057,921

     DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                    (51,501)          (180,976)
       From net realized gains                                            --           (284,089)
                                                                 ------------------------------
       Total distributions                                           (51,501)          (465,065)

        Total increase (decrease) in net assets                     (163,188)         4,510,263

     NET ASSETS:
       Beginning of period/1/                                     10,581,578          6,071,315
                                                                 ------------------------------
       End of period/2/                                          $10,418,390        $10,581,578
                                                                 ==============================

     /1/ Including distributions in excess of investment income of $18,052 for the year ended December 31, 1999.
     /2/ Including undistributed net investment income of $74,500 for the six months ended June 30, 2000.

                    See notes to the financial statements.                     7

       SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Period ended
                                                           June 30, 2000     Year ended    Period ended
                                                            (Unaudited)     Dec. 31, 1999  Dec. 31, 1998/1/
                                                           ------------------------------------------------
       For a share outstanding for each period:
       Net asset value, beginning of period                   $ 10.26           $ 10.28        $10.00
                                                           ------------------------------------------
       Income from investment operations:
         Net investment income                                   0.14              0.20          0.04
         Net realized and unrealized gain (loss)
           on investments and foreign
           currency transactions                                (0.20)             0.23          0.28
                                                           ------------------------------------------
         Total from investment operations                       (0.06)             0.43          0.32
                                                           ------------------------------------------

       Less distributions:
         Dividends from net investment income                   (0.05)            (0.17)        (0.02)
         Dividends in excess of net investment income              --                --         (0.02)
         Dividends from net realized gains                         --             (0.28)           --
                                                           ------------------------------------------
         Total distributions                                    (0.05)            (0.45)        (0.04)
                                                           ------------------------------------------
       Net asset value, end of period                         $ 10.15           $ 10.26        $10.28
                                                           ==========================================
       Total return/2/                                           (0.6)%             4.1%          3.3%

       Supplemental data and ratios:
         Net assets, end of period ($000)                     $10,418           $10,582        $6,071
         Ratio of expenses to average net assets/3/,/4/          1.45%             1.45%         1.45%
         Ratio of net investment income to
           average net assets/3/,/4/                             2.89%             1.84%         1.32%
       Portfolio turnover rate                                  64.40%            61.37%           --%

       /1/ Fund commenced operations June 30, 1998.
       /2/ Not annualized for the periods ended June 30, 2000 and December 31,
           1998.
       /3/ Annualized
       /4/ Without voluntary expense reimbursements of $138,687, $337,352 and $155,345 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively, the ratio of expenses to average net assets would have been 4.23%, 4,32% and 9.66%, respectively. Without voluntary expense reimbursements of $138,687, $337,352 and $155,345 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively, the ratio of net investment income to average net assets would have been 0.11%, (1.03)% and (6.89)%, respectively.

                       See notes to the financial statements.                  8

     SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
     NOTES TO THE FINANCIAL STATEMENTS-JUNE 30, 2000
--------------------------------------------------------------------------------

     1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          Security Capital European Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on June 30, 1998. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares.

          Effective February 1, 2000, the Class R shares of the Fund were combined with the Class I shares of the Fund with the surviving class being known as Security Capital European Real Estate Shares.

          The following is a summary of significant accounting policies consistently followed by the Fund.

          a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

          b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 1999, the Fund has elected for Federal income tax purposes to defer a $298,087 current year post October capital loss and an $18,113 current year post October currency loss as though the losses were incurred on the first day of the next fiscal year.

          c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

          Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

          The characterization of shareholder distributions for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

          d) Foreign Currency - The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of foreign currency. Net realized foreign currency gains and losses resulting

     NOTES TO THE FINANCIAL STATEMENTS
     (CONTINUED)
--------------------------------------------------------------------------------

          from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

          e) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

          f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

     2.   CAPITAL SHARE TRANSACTIONS

          Transactions in shares of the Fund were as follows:

          Six Months Ended June 30, 2000:
          ------------------------------------------------------------------------------------
                                                                        Amount         Shares
                                                                     -------------------------
             Shares sold                                             $     15,059       1,603
             Shares issued to holders in reinvestment of dividends             --          --
             Shares redeemed                                              (59,919)     (6,474)
                                                                     ------------------------
             Net decrease                                            $    (44,860)     (4,871)
                                                                     ========================

          Year Ended December 31, 1999:
          ------------------------------------------------------------------------------------
                                                                        Amount         Shares
                                                                     -------------------------
             Shares sold                                             $ 10,056,961     915,364
             Shares issued to holders in reinvestment of dividends          1,923         187
             Shares redeemed                                           (5,000,963)   (474,932)
                                                                     ------------------------
             Net increase                                            $  5,057,921     440,619
                                                                     ========================

     NOTES TO THE FINANCIAL STATEMENTS
     (CONTINUED)
--------------------------------------------------------------------------------

     3.   INVESTMENT TRANSACTIONS

          The aggregate purchases and sales of long-term investments by the Fund for the period ended June 30, 2000, were $6,368,667 and $5,687,468 respectively.

          At June 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

            Appreciation                      $ 583,038
            (Depreciation)                     (776,127)
                                              ---------
            Net depreciation on investments   $(193,089)
                                              =========

          At June 30, 2000, the cost of investments for federal income tax purposes was $10,292,633.

     4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

          SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Global Capital Management Group Incorporated ("GCMG"), an indirect, wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital"). Pursuant to the Advisory Agreement, GCMG is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets.

          GCMG voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the year ended December 31, 2000.

          GCMG also serves as the Fund's administrator. GCMG charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

          State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

          Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

     5.   CONCENTRATION OF RISKS

          The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

     NOTES TO THE FINANCIAL STATEMENTS
     (CONTINUED)
--------------------------------------------------------------------------------

        The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. Companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

        Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

        The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

        The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

     6. DISTRIBUTION AND SERVICING PLANS

        The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Plan, the Fund pays to Security Capital Markets Group Incorporated, an affiliate of GCMG, in its capacity as principal distributor of the Fund's shares (the "Distributor"), a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

        The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's respective shares and for providing certain services to shareholders. The Distributor may pay third parties in the respect of these services such amounts as it may determine. For the year ended June 30, 2000, the Fund has made payments totaling $13,289 as required by the adopted Plans.

     7. PRINCIPAL SHAREHOLDERS

        As of June 30, 2000, SC Realty Incorporated, a wholly-owned subsidiary of Security Capital, owned 99.9% of the Fund's total outstanding shares.

DIRECTORS                                           INVESTMENT MANAGEMENT TEAM
Anthony R. Manno Jr.                                Anthony R. Manno Jr.
Chairman and President                              Director, Chairman and President
Security Capital Real Estate Mutual Funds
Incorporated                                        Kenneth D. Statz
                                                    Managing Director
Robert H. Abrams
Founding Director Program in Real Estate            Kevin W. Bedell
Cornell University                                  Senior Vice President

Trustee Emeritus and Presidential Counselor
Cornell University                                  Matthew D. Hansen
                                                    Securities Trader
Stephen F. Kasbeer
Former Senior Vice President for                    Bernhard Krieg
Administration and Treasurer                        Analyst
Loyola University
                                                    John H. Woo
Director                                            Analyst
Endowment Realty, Inc.

                                                    INVESTMENT ADVISER
George F. Keane
President Emeritus                                  Security Capital Global Capital
The Commonfund Group                                Management Group Incorporated
Director                                            11 South LaSalle Street
Universal Stainless and Alloy Products              Chicago, Illinois  60603
                                                    1-888-SECURITY
OFFICERS
                                                    TRANSFER AGENT
Anthony R. Manno Jr.
Director, Chairman and President                    Boston Financial Data Services, Inc.
                                                    P.O. Box 8121
Kenneth D. Statz                                    Boston, Massachusetts  02266-8121
Managing Director                                   1-800-409-4189

Kevin W. Bedell
Senior Vice President                               AUDITORS

Alexander K. Daggett                                Arthur Andersen LLP
Vice President - Client Services                    33 West Monroe Street
                                                    Chicago, Illinois  60603
Jeffrey C. Nellessen
Vice President, Treasurer and Assistant Secretary   LEGAL COUNSEL

David T. Novick                                     Mayer, Brown & Platt
Vice President and Secretary                        1909 K Street, N.W.
                                                    Washington, D.C.  20006
Michael J. Heller
Assistant Treasurer

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                               SECURITY CAPITAL

               11 South LaSalle Street, Chicago, Illinois 60603
                                1-888-SECURITY